UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	June 25, 2008

Thomas Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware		0-22010	72-0843540
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

5221 N. O’Connor Blvd., Suite 500
	Irving, Texas		75039
(Address of principal executive offices)			(Zip Code)

Registrant’s Telephone Number, including area code:	(972) 869-3400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

As of June 29, 2008, the Board of Directors of Thomas Group, Inc. (the “Company”) determined that General John T. Chain, Jr. is an independent director according to the Nasdaq Marketplace Rules and regulations promulgated under the Securities Exchange Act of 1934, as amended. Effective as of such date, the Board of Directors appointed General Chain to the Company’s  Audit Committee and its Compensation and Corporate Governance Committee.

On June 25, 2008, Robin Stacey was appointed as the Company’s Vice President - Human Resources and Gary Orosy was appointed as the Company’s Vice President - Business Development.

As of June 30, 2008, Jimmy C. Houlditch, the Company’s former President - North America, Government, is no longer an employee or officer of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Thomas Group, Inc.
(Registrant)

Date:	July 24, 2008	By:	/s/ EARLE STEINBERG
Earle Steinberg,
President & Chief Executive Officer